CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds, Inc. (the “Registrant”) does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the Registrant for the period ended April 30, 2013 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 7, 2013	By: /s/ James E. Davey__________________
James E. Davey
President

Date: October 7, 2013	By: /s/ Mark A. Annoni__________________
Mark A. Annoni
Vice President, Controller and Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.